                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2005

                        CIT Equipment Collateral 2005-VT1
              ----------------------------------------------------
              Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

      333-122288-01                                       27-0121700
-----------------------                        --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                                       c/o

                    1 CIT Drive, Livingston, New Jersey 07039
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (973) 740-5000

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

          On May 20, 2005, The Bank of New York, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2005-VT1, Class A-1 3.07275% Receivables-Backed Notes, Class A-2 3.76% Receivable-Backed Notes, Class A-3 4.12% Receivable-Backed Notes, Class A-4 4.36% Receivable Backed Notes, Class B 4.09% Receivable-Backed Notes, Class C 4.18% Receivable-Backed Notes and Class D 4.51% Receivables Backed Notes.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.   Description                        Page
-----------   -----------                        ----
99.1          Monthly Report delivered by         5
              the Trustees to Securityholders
              in connection with distributions
              on May 20, 2005

99.2          Certificate of Servicing Officer

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIT FINANCIAL USA, INC.,
                                              as Servicer


                                              /s/ William G. Delaney
                                              ----------------------------------
                                              Name: William G. Delaney
                                              Title: Vice President

Dated: May 24, 2005

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Monthly Report with respect to the May 20, 2005 distribution.

99.2          Certificate of Servicing Officer